3M Acquisition of CUNO May 12, 2005 EXHIBIT 99.1

Additional Information about the Merger and Forward Looking Statements

Additional Information about the Merger and Where to Find It

CUNO will file a proxy statement and other relevant documents concerning the proposed merger with the Securities and Exchange Commission (the “SEC”). CUNO INVESTORS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain these documents free of charge at the website maintained by the SEC at www.sec.gov. In addition, you may obtain documents filed with the SEC by CUNO free of charge by contacting CUNO’s Chief Financial Officer, 400 Research Parkway, Meriden Connecticut 06450.

CUNO and its directors and executive officers may be deemed to be participants in the solicitation of proxies from CUNO’s stockholders in connection with the merger. Information about the directors and executive officers of CUNO and their ownership of CUNO stock is set forth in CUNO’s proxy statement filed with the SEC on February 3, 2005. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement for the merger when it becomes available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions.

Forward-Looking Statements

This presentation contains forward-looking information (within the meaning of the Private Securities Litigation Reform Act of 1995) about 3M’s and CUNO’s financial results and estimates, business prospects, and products under development that involve substantial risks and uncertainties. You can identify these statements by the use of words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance.

Among the factors that could cause 3M’s actual results to differ materially from those expressed herein are the following: (1) worldwide economic conditions; (2) foreign currency exchange rates and fluctuations in those rates; (3) the timing and acceptance of new product offerings; (4) the availability and cost of purchased components and materials, including oil-derived compounds; (5) 3M’s ability to successfully integrate and obtain the anticipated synergies from acquisitions and strategic alliances (including the acquisition of CUNO); (6) generating less operating income from its corporate initiatives than estimated; and (7) legal proceedings, including the outcome of and information derived from pending Congressional action concerning asbestos-related litigation and other significant developments that could occur in the legal proceedings described in 3M’s Annual Report on Form 10-K for the year ended December 31, 2004 and in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 (the “Reports”). Changes in such assumptions or factors could produce significantly different results. A further description of these factors is located in the Reports.

The forward-looking statements with respect to CUNO are also subject to risks and uncertainties, which could cause performance or actual results to differ materially from those expressed herein. Such risks and uncertainties include, among other things: risks that the transaction with 3M will not be completed; volumes of shipments of CUNO’s products; changes in product mix and product pricing; costs of raw materials; the rate of economic and industry growth in the U.S. and the other countries in which CUNO conducts business; economic and political conditions in the foreign countries in which CUNO conducts a substantial part of its operations and other risks associated with international operations including exchange rate fluctuations; CUNO’s ability to protect its technology, proprietary products and manufacturing techniques; changes in technology; changes in legislative, regulatory or industrial requirements and risks generally associated with new product introductions and applications; and domestic and international competition in CUNO’s global markets.

The information contained in this presentation is as of the date indicated. Neither 3M nor CUNO assumes any obligation to update any forward-looking statements contained in this presentation as a result of new information or future events or developments.

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3M Acquisition of CUNO Expands presence in filtration market Establishes strong positions in fast growing liquid filtration industry segments Compelling combination of value drivers Significant cost saving opportunities Creates opportunities to expand customer relationships / cross-sell Leverages 3M global footprint Leverages multiple 3M filtration technology platforms that in combination address a $30bn+ market growing at 8%+ A Winning Combination Across Markets, Channels, and Technologies

Summary of Acquisition Terms $72 per share ~31% premium to 5/11 closing price $1.35bn total consideration including assumption of $60mm in net debt FY 2006 EBITDA multiple 15.6x Financially Sound Transaction Over all Time Horizons Purchase Price Financing Existing cash Closing Conditions CUNO shareholder approval Regulatory approvals Other customary conditions Timing Closing expected in early Q3 2005 Earnings Impact Accretive to 2006 EPS Excluding one-time costs neutral to 2005 EPS No change to 2005 EPS guidance of $4.15 - $4.25

CUNO Overview Strong positions in liquid filtration industry segments Long-time industry experience History of superior revenue and profit growth Solid growth aftermarket business ~70% of sales New product and innovation based company Potable Water 48 Healthcare 27 Fluid Processing 25 A Quality Company with a Culture of Innovation

CUNO Long-Term Growth Profile Revenue EBITDA EBIT EPS 1994 143 1995 163 1996 179 1997 187 1998 199 1999 221 2000 243 2001 244 2002 258 2003 288 2004 352 2005 422 CAGR = 10.3% 1994 10 1995 18.2 1996 24.2 1997 29.1 1998 31.8 1999 33.6 2000 33.6 2001 38 2002 43.5 2003 50.5 2004 62.4 2005 74.6 CAGR = 20.0% 1994 5 1995 10.8 1996 17.5 1997 20.2 1998 21.6 1999 23.7 2000 27.9 2001 30.4 2002 34.9 2003 40.2 2004 49.5 CAGR = 25.8% 1994 0.13 1995 0.45 1996 0.7 1997 0.81 1998 0.82 1999 0.91 2000 1.05 2001 1.2 2002 1.36 2003 1.58 2004 1.93 2005 2.15 CAGR = 29.1% Excellent Team Driving Superior Revenue and Earnings Growth 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005E(a) 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005E(a) 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005E(a) Source: IBES median estimates

CUNO Segment Overview 27% 8 - 10% Pharma Bio Processing Biological Food & Beverage Diagnostics 25% 1 - 3% Industrial Coatings Oil & Gas Chemicals Electronics Healthcare Potable Water Fluid Processing Markets Served 48% 8 - 10% Residential Food Service OEMs and Appliances Estimated Market Growth Rates Strong Positions in Fast Growth Segments % of 2004 Sales

A New 3M Business Platform Will operate as a standalone entity in the Industrial Business Source (CUNO) will benefit from additional channels to market Culture of sharing and cooperation Joint source and selling accountability Standardized approach to shared economics 3M will provide proven Six Sigma, sourcing, and e-productivity initiatives New Platform to Leverage 3M's Proven Go-To-Market Model 3M Geographic Subsidiaries 3M Selling Divisions CUNO Additional Growth

Multiple Sources of Synergies Current Market Value + Benefit of Cost Synergies Supports Purchase Price Cost 4 - 5% reduction of CUNO cost base Redundant structure and corporate functions 3M Initiatives Market cross selling 6 of 3M's Businesses and all 3 CUNO segments engaged Oil & Gas Electronic OEMs Healthcare Commercial distribution Industrial distribution Home Improvement Geographic synergies China India Eastern Europe Russia

3M Air & Liquid Technology Platform 3M Technology Drives Broad Air & Liquid Filtration Business 3M Technologies Industrial & Electronic Transportation Pharma & Biopharma Appliances Residential Industrial Bioprocessing International Market Size $30bn+ Growing 8%+ 3M $1.1bn+ CUNO $0.4bn+ Combined Filtration Business $1.5bn+ Channel to Market End Use Markets (CAGR 8%+)